UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                  May 14, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                    1-31299                     65-0865171
      --------------               -----------                ----------------
(State or other jurisdiction    (Commission File               (IRS Employer
     of incorporation)               Number)                Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------




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Item 5.            Other Events and Regulation FD Disclosure.

                   Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of Medical Staffing Network Holdings, Inc. dated May 14, 2004, announcing that Kevin S. Little, currently chief financial officer, has been appointed to the position of president and chief operating officer, replacing Gregory K. Guckes, who has resigned to pursue other opportunities.

Item 7.            Financial Statements and Exhibits.

    (a)            Not Applicable.

    (b)            Not Applicable.

    (c)            Exhibits:

                   99.1         Press Release dated May 14, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 14, 2004                       MEDICAL STAFFING NETWORK
                                          HOLDINGS, INC.



                                          By: /s/ Kevin S. Little
                                              --------------------------
                                              Kevin S. Little
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated May 14, 2004.